EXHIBIT 10.27.3


                         THIRD LOAN EXTENSION AGREEMENT
                      AND GUARANTORS' CONSENT AND AGREEMENT

Dated: 3-11, 2004

         This THIRD LOAN EXTENSION AGREEMENT AND GUARANTORS' CONSENT AND AGREEMENT (herein the "LOAN EXTENSION AGREEMENT") is made and entered into by and between TELE DIGITAL DEVELOPMENT, INC. (the "BORROWER"), DATA SALES CO., INC. (the "LENDER"), RICHARD W. PERKINS ("PERKINS"), RICHARD L. BARNABY ("BARNABY"), WAYNE MILLS ("MILLS"), and XOX CORPORATION ("XOX").

         WHEREAS, the Lender has extended a credit facility to Borrower evidenced by a Promissory Note (the "Note") in the amount of $1,308,000.00 dated May 3, 2002 (the "Credit Facility"); and

         WHEREAS, the Credit Facility is further evidenced by a Security Agreement executed by Borrower, and Guarantys executed by Perkins, Barnaby, Mills, and XOX, and a UCC-1 Financing Statement filed as Document No. 20223962292 in the Office of the Minnesota Secretary of State, and other related documents; and

         WHEREAS, at the request of Borrower, a Loan Extension Agreement and Guarantors' Consent was entered into by the parties hereto which extended the original maturity date of the Credit Facility from August 1, 2002, to December 31, 2002 (the "FIRST EXTENSION"); and

         WHEREAS, at the additional request of Borrower, a subsequent Loan Extension Agreement and Guarantors' Consent dated December 31, 2002, was entered into by the parties hereto extending the maturity date of the Credit Facility from December 31, 2002, to January 31, 2003 (the "SECOND EXTENSION"); and

         WHEREAS, the Borrower has requested this THIRD EXTENSION of the Credit Facility; and

         WHEREAS, the Lender is willing to again modify the Credit Facility as requested by Borrower, but only on the terms and conditions set forth in this Loan Extension Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and for other good and valuable consideration, the parties agree as follows:

                  1. The terms of the documents and agreements comprising the Credit Facility, the FIRST Extension, and the SECOND Extension, except to the extent modified herein, are incorporated herein by reference.

                  2. The Credit Facility is hereby modified to the effect that the maturity date of the Note is extended to JUNE 1, 2004, on which date all principal, plus accrued interest, charges, and all other amounts owed thereunder shall be due and payable in full

                                                                 EXHIBIT 10.27.3


                  3. This Loan Extension Agreement is effective only upon receipt by Lender of the following:

                  a. The consent and agreement of Perkins, Barnaby, Mills, and XOX, and additional collateral pledged by Perkins in form and substance satisfactory to the Lender, which pledge shall be effective contemporaneously with the date hereof.;

                  b. A fully-executed original of this Third Loan Extension Agreement and Guarantor's Consent and Agreement.

                  4. The amount due under the Note, on which interest shall accrue on and after February 27, 2004, is $1,152,820.56. In addition, an extension fee is due and owing of $51,479.03.

                  5. Except as expressly set forth herein, all of the terms and provisions, including default provisions, covenants, and warranties, of the documents evidencing the Credit Facility remain unmodified and in full force and effect.

                  6. Borrower agrees to pay Lender's attorneys' fees and out-of-pocket costs related to the Loan Extension Agreement, and to indemnify, reimburse and to save and hold the Lender harmless against any and all claims, suits, actions, debts, damages, costs, charges and expenses, including without limitation, court costs and attorneys fees and against all liabilities and losses of any nature or kind, whatsoever, that the Lender shall or may hereafter sustain, as a result of the Lender's execution hereof.

                  7. This Agreement may be executed in counterpart.

         IN WITNESS HEREOF, Borrower, Lender, and Guarantors have executed this Loan Extension Agreement on the date above written.

                                                  BORROWER:

                                                  TELE DIGITAL DEVELOPMENT, INC.
                                                  (a Minnesota corporation)


                                                  By:   /s/ Richard L. Barnaby
                                                      --------------------------
                                                           RICHARD L. BARNABY
                                                  Its:     President

                                                                 EXHIBIT 10.27.3


                                                  LENDER:

                                                  DATA SALES CO., INC.


                                                  By:   /s/ R.C. Breckner
                                                      --------------------------
                                                           R.C. BRECKNER
                                                  Its:     President



STATE OF MINNESOTA   )
                     ) ss.
COUNTY OF HENNEPIN   )

         The foregoing instrument was acknowledged before me this 12 day of March , 2004, by RICHARD L. BARNABY, the President of TELE DIGITAL DEVELOPMENT, INC., a Minnesota corporation, on behalf of the corporation.


                                                    /s/ Katherine L. Pike
                                                  ------------------------------
(Notarial Seal)                                   Notary Public



STATE OF MINNESOTA   )
                     ) ss.
COUNTY OF HENNEPIN   )

         The foregoing instrument was acknowledged before me this 3 day of March , 2004, by /s/ R.C. Breckner , the President of DATA SALES CO., Inc., a Minnesota corporation, on behalf of the corporation.


                                                    /s/ Mary A. Schloesser
                                                  ------------------------------
(Notarial Seal)                                   Notary Public

                                                                 EXHIBIT 10.27.3


                        GUARANTORS' CONSENT AND AGREEMENT

         The undersigned, all Guarantors under written Guaranties in favor of Lender guarantying repayment by Borrower of its obligations under the Credit Facilities (the "GUARANTYS") hereby consent to the Borrower's execution of this Third Loan Extension Agreement and Guarantors' Consent and Agreement (the "THIRD LOAN EXTENSION AGREEMENT") and acknowledge, agree, and represent that their obligations under the Guarantys will remain in full force and effect upon and subsequent to the Borrower's execution of the Third Loan Extension Agreement. The undersigned Guarantors (except XOX) agree that they have each pledged certain collateral for the benefit of Lender under Pledge Agreements dated contemporaneously herewith. Each undersigned Guarantor (including XOX) further agrees that each such Guarantor shall not transfer, secrete, convey, or dispose of any of the assets of such Guarantor, without the express written consent of the Lender, until all amounts owed to Lender by Borrower are paid in full.


Dated:  3-11-04                                        /s/ R.W. Perkins
        -----------------------------              -----------------------------
                                                       RICHARD W. PERKINS


Dated:  3/12/04                                        /s/ Richard L. Barnaby
        -----------------------------              -----------------------------
                                                       RICHARD L. BARNABY


Dated:  3/3/04                                         /s/ Wayne W. Mills
        -----------------------------              -----------------------------
                                                       Wayne Mills


                                                   XOX CORPORATION

Dated:  3/12/04                                    By   /s/ Richard L. Barnaby
        -----------------------------              -----------------------------
                                                        RICHARD L. BARNABY
                                                   Its  President

                                                                 EXHIBIT 10.27.3


                          THIRD PARTY PLEDGE AGREEMENT
                                   AND CONSENT

Date: 3-11, 2004

PLEDGOR:   Perkins and Partners, Incorporated SECURED
           Profit Sharing Plan and Trust      PARTY: Data Sales Co., Inc.
           c/o Richard W. Perkins                    3450 West Burnsville Pkwy.
           730 Lake Street East                      Burnsville, Minnesota 55337
           Wayzata, Minnesota 55391

Borrowers: Tele Digital Development, Inc.
           Federal Tax I.D. No.: 41-1744663

           Richard W. Perkins
           Soc. Sec. No.: ###-##-#### (collectively "BORROWERS")

         1. This Agreement secures the following (called the "OBLIGATIONS"):

         All debts, liabilities and obligations of every type and description which the Borrower may now or at any time owe to the Secured Party, including, but not limited to, all principal, interest, and other charges, fees, expenses, attorneys' fees, and amounts, whether now existing or hereafter arising, direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several, or joint several.

         2. To secure the payment and performance of the Obligations, the Pledgor grants the Secured Party a security interest (the "SECURITY INTEREST") in, and assigns to the Secured party, the following property (called the "COLLATERAL"):

         All limited partner interests now owned or hereafter acquired by Pledgor in Pyramid Partners, L.P., including, without limitation, all rights to receive distributions and all rights to take capital withdrawals.

together with all certificates, other instruments, chattel paper, investment property, options, rights, interests, dividends and other distributions issued as an addition to, in substitution or in exchange for, or on account of, the same all whether now existing or hereafter arising and whether now owned or hereafter acquired by the Pledgor, and all proceeds of the foregoing property, including without limitation all accounts, instruments, chattel paper, investment property, other rights to payment, deposit accounts, money and general intangibles related to the foregoing property.

         3. If the Pledgor has or receives any certificate, other instrument, investment property, option, right, interest, dividend, or other distribution, the Pledgor shall hold or accept the same as the Secured Party's agent, in trust for the Secured Party, and shall deliver the same upon request to the Secured Party in the exact form received with, as applicable, the Pledgor's endorsement or appropriate assignment duly executed in blank in form acceptable to the Secured Party, to be held by the Secured Party under the terms of this Agreement; provided, until the occurrence of an Event of Default, the Pledgor shall be entitled to utilize the Collateral and receive for the Pledgor's own use cash interest and cash dividends on the Collateral and shall retain all voting rights with respect to the Collateral. At any time the Secured Party, at its option, may have any or all of the Collateral registered in its name or that of its nominee.

         4. The Pledgor represents and warrants to the Secured Party and agrees as follows:

                  a. The Pledgor's address is shown at the beginning of this Agreement. The Pledgor has not used any trade name, assumed name, or other name except the Pledgor's name stated above. The Pledgor shall give the Secured Party prior written notice of any change of the Pledgor's name or address. The Pledgor has power and authority to enter into and perform this Agreement. The Pledgor's Internal Revenue Service taxpayer identification number or social security number is shown above.

                  b. The Pledgor has absolute legal and beneficial title to the Collateral free and clear of all pledges, security interests, liens, encumbrances and charges except the Security Interest. All stock constituting Collateral has been duly and validly issued and is fully paid and nonassessable. There is no restriction on the transfer of any stock or securities constituting Collateral except as provided on the face of the certificates evidencing the same delivered or to be delivered to the Secured Party. No financing statement covering any Collateral is on file in any public office.

                  c. The Pledgor, at its expense, shall defend the Collateral and the Security Interest against the claims and demands of all persons other than the Secured Party. The Pledgor shall not create, incur or permit to exist any pledge, security interest, lien, encumbrance or charge in or with respect to any Collateral, except the Security Interest. The Pledgor shall promptly pay when due all taxes and other charges levied or assessed upon or against any Collateral, and shall execute such writings and take such other actions with respect to the Collateral as the Secured Party may request.

                  d. The Pledgor shall deliver to the Secured Party upon request all notices, reports and other writings received by the Pledgor as owner or holder of the Collateral.

                  e. If, in the judgment of the Secured Party, the Collateral decreases in value, or if the Collateral becomes unsatisfactory to the Secured Party, the Pledgor, at the request of the Secured Party, shall provide the Secured Party with additional collateral security satisfactory and in form acceptable to the Secured Party.

         5. The Secured Party shall be deemed to have fulfilled its duty of care with respect to any Collateral in its possession if the Secured Party exercises reasonable care in physically safekeeping such Collateral, and with respect to any Collateral in the possession of a bailee or other third person selected by the Secured Party if the Secured Party exercises reasonable care in the selection of the bailee or other person. The Secured Party shall have no other duty, liability or responsibility with respect to any Collateral.

         6. The Secured Party, in the name of the Pledgor or otherwise, whether or not an Event of Default has occurred, shall have authority but shall not be obligated to demand, collect, receive and receipt for, compromise, compound, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any Collateral; take any action which the Secured Party may deem necessary with respect to the Collateral, including without limitation performing any contract or agreement and endorsing in the name of the Pledgor any checks, drafts, notes or other writings related to any Collateral; and apply any proceeds against any of the Obligations as the Secured Party, in its sole discretion, may determine, whether the same shall then be due or not due. The Pledgor shall not agree to any modification, amendment, subordination or cancellation of any Collateral without the prior written consent of the Secured Party.

         7. The occurrence of any of the following events shall constitute an "Event of Default: (a) any breach or default in the payment or performance of any of the Obligations; or (b) any breach or default under the terms of this Agreement or any other note, obligation, mortgage, assignment, guaranty, other agreement, or other writing heretofore, herewith or hereafter existing to which the Pledgor, the Borrower, or any other maker, endorser, guarantor or surety of any of the Obligations or any other person or entity providing security for any of the Obligations or for any guaranty of any of the Obligations is a party; or
(c) the insolvency, death, dissolution, liquidation, merger or consolidation of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (d) any appointment of a receiver, trustee or similar officer of any property of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (e) any assignment for the benefit of creditors of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (f) any commencement of any proceeding under any bankruptcy, insolvency, receivership, dissolution, liquidation or similar law by or against the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (g) the sale, lease or other disposition (whether in one or more transactions) to one or more persons or entities of all or a substantial part of the assets of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (h) the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity takes any action to go out of business, or to revoke or terminate any agreement, liability or security in favor of the Secured Party; or (i) the entry of any judgment or other order for the payment of money in the amount of $10,000.00 or more against the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (j) the issuance or levy of any writ, warrant, attachment, garnishment, execution or other process against any property of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (k) the attachment of any tax lien to any property of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (l) any statement, representation or warranty made by the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity (or any representative of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity) to the Secured Party at any time shall be incorrect or misleading in any material respect when made; or
(m) there is a material adverse change in the condition (financial or otherwise), business or property of the Pledgor, the Borrower, or any such maker, endorser, guarantor, surety or other person or entity; or (n) the Secured Party shall in good faith believe that the prospect for due and punctual payment or performance of any of the Obligations, this Agreement or any other note, obligation, mortgage, assignment, guaranty, or other agreement heretofore, herewith or hereafter given to or acquired by the Secured Party in connection with any of the Obligations is impaired.

         8. Upon the commencement of any proceeding under any bankruptcy law by or against the Pledgor, the Borrower or any such maker, endorser, guarantor, surety or other person or entity, all Obligations automatically shall become immediately due and payable in full, without declaration, presentment, or other notice or demand, all of which are hereby waived by the Pledgor. In addition, upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies:
(a) declare all Obligations to be immediately due and payable in full and the same shall thereupon be immediately due and payable in full, without presentment or other notice or demand, all of which are hereby waived by the Pledgor; (b) exercise all voting and other rights and options with respect to the Collateral;
(c) exercise and enforce any and all other rights and remedies available upon default under this Agreement, the Uniform Commercial Code and any other applicable agreements and laws. If notice to the Pledgor of any intended disposition of Collateral or other action is required, such notice shall be deemed reasonably and properly given if mailed by regular or certified mail, postage prepaid, to the Pledgor at the address stated at the beginning of this Agreement or at the most recent address shown in the Secured Party's records, at least ten (10) days prior to the action described in such notice.

         9. If the Secured Party elects to exercise its right to sell or otherwise dispose of any Collateral and if, in the judgment of the Secured Party, it is necessary to have the Collateral to be disposed of registered under the provisions of the Securities Act of 1933, as amended (hereinafter the "ACT"), or any other law, the Pledgor shall use the Pledgor's best efforts to cause the issuer of the Collateral and its directors and officers to take all actions necessary to register the Collateral to be disposed of under the provisions of the Act or such other law, and otherwise comply with all provisions of the Act and all other applicable laws as the Secured Party deems necessary in order to dispose of such Collateral, all at the expense of the Pledgor. Notwithstanding the foregoing, the Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sales may be at prices and on term less favorable to the Secured Party than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to delay the sale of any Collateral to permit the issuer thereof to register it under the Act or any other law or take any other action.

         10. All of the Secured Party's advances, fees, charges, costs and expenses, including, but not limited to, audit fees and expenses and reasonable attorneys' fees and legal expenses, in connection with this Agreement, the Collateral, the Security Interest and the Obligations, together with interest thereon from the date incurred or paid by the Secured Party at the highest rate then applicable to any of the Obligations, shall be secured hereunder and shall be paid by the Pledgor to the Secured Party on demand.

         11. The Pledgor consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, the Collateral, the Security Interests or any of the Obligations, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the Pledgor against the Secured Party in connection with this Agreement, the Collateral, the Security Interest or any of the Obligations shall be venued in either the Minnesota District Court of the county where the Secured Party is located, or the United States District Court, District of Minnesota.

         12. The Pledgor waives all claims, rights, and remedies which the Pledgor may now have or hereafter acquire against any person or entity at any time now or hereafter liable to repayment or performance of any of the Obligations and as to any collateral security, including, but not limited to, all claims, rights and remedies of contribution, indemnification, exoneration, reimbursement, recourse and subrogation, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, whether or not any of the Obligations have been fully paid or performed, and all payments and recoveries under this Agreement shall be considered equity investments by the Pledgor in the Borrower; provided, nothing contained in this Agreement shall deprive the Pledgor of any claim, right or remedy, after all of the Obligations have been fully paid and performed, against any person or entity other than the Borrower.

         13. No act, omission or thing, except full payment and performance of the Obligations, which but for this provision could act as a termination or impairment of the Security Interest or any obligation under this Agreement shall in any way terminate, impair or otherwise affect the Security Interest or any obligation under this Agreement. All terms in this Agreement are defined in the Minnesota Uniform Commercial Code (the "UCC") shall have the meanings set forth in the UCC. A carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. No provision of this Agreement can be waived, modified, amended, abridged, supplemented, terminated or discharged and the Security Interest cannot be released or terminated, except by a writing duly executed by the Secured Party. A waiver shall be effective only in the specific instance and for the specific purpose given. No delay or failure to act shall preclude the exercise or enforcement of any of the Secured party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly, concurrently or successively at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall not be a condition to or bar the exercise or enforcement of any other. This Agreement shall bind and benefit the Pledgor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when executed by the Pledgor and delivered to the Secured Party, and the Pledgor waives notice of the Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation, payment and performance of the Obligations. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

         THE PLEDGOR REPRESENTS AND WARRANTS TO THE SECURED PARTY AND AGREES THAT THE PLEDGOR HAS READ ALL OF THIS AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT.

                                     PERKINS AND PARTNERS,
                                     INCORPORATED PROFIT SHARING
                                     PLAN AND TRUST

                                     By  /s/ R.W. Perkins
                                         ---------------------------------------
                                             RICHARD W. PERKINS
                                     Its     Sole Trustee



                                     CONSENT

         The undersigned, as president of Perkins Capital Management, Inc., the sole general partners of Pyramid Partners, L.P., hereby consents to the grant of the Security Interest described herein and agrees that upon an Event of Default, the Secured Party will have the power to exercise all of Pledgor's rights, including, but not limited to, Pledgor's rights to make voluntary withdrawals of capital under Section 10.1 of the Partnership Agreement for Pyramid Partners, L.P., subject to the terms and conditions stated in the foregoing Section 10.1 of the Partnership Agreement for Pyramid Partners, L.P.

                                 /s/ R.W. Perkins
                                ------------------------------------------------
                                RICHARD W. PERKINS
                                President
                                Perkins Capital Management, Inc., the
                                  Sole General Partner of Pyramid Partners, L.P.